Regulatory requirements - Additional Information (Detail)	Mar. 31, 2013 USD ($)	Mar. 31, 2013 JPY (¥)	Mar. 31, 2013 SGD	Mar. 31, 2012 JPY (¥)	Mar. 31, 2013 Nomura Securities [Member]	Mar. 31, 2012 Nomura Securities [Member]	Mar. 31, 2013 Nomura Financial Products & Services, Inc. [Member]
Common equity Tier 1 capital ratio	3.50%	3.50%	3.50%
Tier 1 capital ratio	4.50%	4.50%	4.50%
Capital adequacy ratio	8.00%	8.00%	8.00%		120.00%	120.00%	120.00%
Quantified total of business risk	120.00%	120.00%	120.00%
Segregated bonds with a market value		¥ 459,037,000,000		¥ 269,979,000,000
Equities with a market value		7,861,000,000		6,353,000,000
Net capital defined under the alternative method	1,000,000
Ratio of net capital under the alternative method	2.00%	2.00%	2.00%
Percentage of total risk margin requirement	8.00%	8.00%	8.00%
Minimum capital required			15,000,000